Net Income (Loss) per Share	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
Net Income (Loss) per Share	Net Income (Loss) per Share
Basic net income (loss) per share is based on net income (loss) attributable to the common shareholders and is calculated based upon the weighted average number of common shares outstanding during the periods presented. For comparative purposes, the Company’s common shares issued to the parent under the RTO Transaction, have been assumed to be outstanding from January 1, 2020.

As a result of the net loss for the year ended December 31, 2021, all potentially dilutive common shares are deemed to be antidilutive and the diluted net loss per share is equal to the basic net loss per share.
For the year ended December 31, 2020, a total of 379,000 Options and all warrants for which the sum of the exercise price and any related unearned share-based compensation exceeds the average share price are excluded from the computation of the diluted net income per share and all potentially dilutive common shares related to the Deferred Payment are deemed to be antidilutive as their impact would increase the net income per share.

	For the year ended December 31, 2021	For the year ended December 31, 2020
	$	$
Net income (loss) attributable to the Company's shareholders	(1,676,000)	20,111,000

Basic weighted average number of common shares outstanding (in thousands)	56,645	44,661
Effect of dilutive securities
- Options	—	379

Diluted weighted average number of common shares	56,645	45,041

Net income (loss) per share
Basic	(0.03)	0.45
Diluted	(0.03)	0.45